                               EXHIBIT 2

                            ESCROW AGREEMENT

            THIS ESCROW AGREEMENT, dated as of April 21, 1997 ("Escrow Agreement") is by and among J.P. CAREY ENTERPRISES, INC., a Georgia corporation ("Consultant"); SPINTEK GAMING TECHNOLOGIES, INC., a California corporation ("Issuer"), the subscribers listed on Exhibit A attached hereto (each a "Subscriber" and collectively the "Subscribers"); and NELSON MULLINS RILEY & SCARBOROUGH, L.L.P., a limited liability partnership, as Escrow Agent hereunder ("Escrow Agent" or "NMRS").

                                BACKGROUND

               A. Issuer has engaged Consultant to assist it in locating offshore persons to purchase 1429 shares of Issuer's Series A Preferred Stock (the "Preferred Stock" or the "Shares") for a purchase price of One Million Dollars ($1,000,000.00 U.S.), convertible into shares of common stock of the Issuer, pursuant to the Regulation S Securities Subscription Agreements attached hereto as Exhibit B (collectively the "Subscription Agreements" and individually a "Subscription Agreement").

               B. In accordance with the Subscription Agreements, Subscribers for the Shares will be required to submit full payment for their respective investments at the time they execute the Subscription Agreements.

               C.   All payments received by Consultant in
          connection with subscriptions for Shares shall be promptly forwarded to Escrow Agent, and Escrow Agent has agreed to accept, hold, and disburse such funds deposited with it and the earnings thereon in accordance with the terms of this Escrow Agreement.

               D. In order to establish the escrow of funds and to effect the consummation of the transaction contemplated by the Subscription Agreements, the parties hereto have entered into this Escrow Agreement.

                           STATEMENT OF AGREEMENT

               NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, for themselves, their successors and assigns, hereby agree as follows:

               1. Definitions. The following terms shall have the following meanings when used herein:

               "Cash Investment" shall mean the purchase price of the Preferred Stock to be purchased by any Subscriber as set forth in the Subscription Agreements.

               "Cash Investment Instrument" shall mean a wire transfer or other immediately available funds paid to the "Nelson Mullins Riley & Scarborough-Escrow Account," in full payment for the Shares to be purchased by any Subscriber.

               "Escrow Funds" shall mean the funds deposited with the Escrow Agent pursuant to this Agreement, together with any interest and other income thereon.

               "Entire Offering" shall mean the sale of 1429 shares of Preferred Stock for an aggregate purchase price of One Million Dollars ($1,000,000.00 U.S.).

               "Offering Notice" shall mean a written
          notification, signed by Consultant, which shall specify that subscriptions for the Entire Offering have been received; that, Cash Investment Instruments in full payment for that number of Shares equal to the Entire Offering have been received, deposited with and collected by Escrow Agent; and that such subscriptions have not been withdrawn, rejected or otherwise terminated.

               "Subscription Accounting" shall mean an
          accounting of all subscriptions for Preferred Stock received and accepted by Consultant as of the date of such accounting, indicating for each subscription the Subscriber's name and address, the number of shares of Preferred Stock and total purchase price, the date of receipt by Consultant of the Cash Investment Instrument, and notations of any nonpayment of the Cash Investment Instrument submitted with such subscription, any withdrawal of such subscription by the Subscriber, any rejection of such subscription by Consultant, or other termination, for whatever reason, of such subscription.

               2.   Appointment of and Acceptance by Escrow
          Agent. Issuer, Consultant and Subscribers hereby appoint Escrow Agent to serve as escrow agent hereunder, and Escrow Agent hereby accepts such appointment in accordance with the terms of this Escrow Agreement.

               3. Deposits into Escrow. a. Upon receipt by Consultant of any Cash Investment Instrument for the purchase of the Preferred Stock, Consultant shall forward to Escrow Agent, by 12:00 noon of the next business day, the Cash Investment Instrument for deposit into the following escrow account:

            First Union National Bank
            Credit to the account of:
            Nelson Mullins Riley & Scarborough IOLTA Account
            ABA #061000227
            ACCT #2080000501666
            ATTN: Steven A. Cunningham
            Re: J.P. Carey Enterprises, Inc.
            Notify Shellee Spagnoletto at (404) 225-7934


          Each such deposit shall be accompanied by the following documents:

                    (1) a report containing such Subscriber's name, taxpayer identification number, address and other information required for withholding purposes; and

                    (2)  a Subscription Accounting.

           ALL FUNDS SO DEPOSITED SHALL REMAIN THE PROPERTY
        OF THE SUBSCRIBERS ACCORDING TO THEIR RESPECTIVE INTERESTS AND SHALL NOT BE SUBJECT TO ANY LIEN OR CHARGE BY ESCROW AGENT OR BY JUDGMENT OR CREDITORS' CLAIMS AGAINST ISSUER UNTIL RELEASED TO ISSUER IN ACCORDANCE WITH SECTION 4(a) HEREOF.

               b. Consultant and Issuer understand and agree that all checks and similar instruments received by Escrow
        Agent hereunder are subject to collection requirements of presentment and final payment, and that the funds represented thereby cannot be drawn upon or disbursed until such time as final payment has been made and is no longer subject to dishonor. Upon receipt, Escrow Agent shall process each Cash Investment Instrument for collection, and the proceeds thereof shall be held as part of the Escrow Funds until disbursed in accordance with
        Section 4 hereof. If, upon presentment for payment, any Cash Investment Instrument is dishonored, Escrow Agent's sole obligation shall be to notify Consultant of such dishonor and to return such Cash Investment Instrument to Consultant to take whatever action it deems necessary. Notwithstanding the foregoing, if for any reason any Cash Investment Instrument is uncollectible after payment of the funds represented thereby has been made by Escrow Agent, Issuer shall immediately reimburse Escrow Agent upon receipt from Escrow Agent of written notice thereof.

           Upon receipt of any Cash Investment Instrument that represents payment less than or greater than the Cash Investment, Escrow Agent's sole obligation shall be to notify Issuer and Consultant of such fact and to return such Cash Investment Instrument to Consultant.

               c. All Cash Investment Instruments shall be made payable to the order of, or endorsed to the order of, "Nelson Mullins Riley & Scarborough-Escrow Account," and Escrow Agent shall not be obligated to accept, or present for payment, any Cash Investment Instrument that is not payable or endorsed in that manner.

               4.   Disbursements of Escrow Funds.

                    a.   Completion of Offering.  Subject to the
        provisions of Section 10 hereof, Escrow Agent shall pay to Issuer the liquidated value of the Escrow Funds, by certified or bank check or by wire transfer, no later than two (2) business days following receipt of the following documents:

                    (1) An Offering Notice;

                    (2) Subscription Accounting, substantiating the
                        sale of the Entire Offering;

                    (3) Subscription Agreement signed by all parties;

                    (4) Stock Certificates representing the Shares for
                        each Subscriber; and

                    (5) Such other certificates, notices or other
                        documents as Escrow Agent, in its discretion, shall reasonably require.

          Notwithstanding the foregoing, Escrow Agent shall not be obligated to disburse the Escrow Funds to Issuer if Escrow Agent has grounds to believe that (a) Cash Investment Instruments in full payment for that number of Debentures equal to or greater than the Entire Offering have not been received, deposited with and collected by the Escrow Agent, subject to the right of Issuer and Consultant, as agent for the Subscribers, to consummate the sale of some, but not all, of the Debentures or (b) any of the certifications and opinions set forth in the documents are incorrect or incomplete. Prior to disbursing any Escrow Funds or stock certificates, Escrow Agent shall be entitled, in its reasonable discretion, to require any additional written certificates or authorizations that it deems necessary or desirable.

               b. Rejection of any Subscription or termination of the Offering. No later than fifteen (15) business days after receipt by Escrow Agent of written notice (i) from Issuer or Consultant that Issuer intends to reject a Subscriber's subscription, or (ii) from Issuer or Consultant that there will be no closing of the sale of Shares to Subscribers, Escrow Agent shall pay to the applicable Subscribers, by certified or bank check and by first class mail, the amount of the Cash Investment paid by each Subscriber, without interest or deduction.

               c. Expiration of Offering Period. Notwithstanding anything to the contrary contained herein, if Escrow Agent shall not have received an Offering Notice on or before April 30, 1997, Escrow Agent shall, within fifteen (15) business days after such date and without any further instruction or direction from Consultant or Issuer, return to each Subscriber, by certified or bank check and by first class mail, the Cash Investment made by such Subscriber, without interest or deduction.

               5. Suspension of Performance or Disbursement Into Court.If, at any time, there shall exist any dispute between Consultant, Issuer, Escrow Agent, any Subscriber or any other person with respect to the holding or disposition of any portion of the Escrow Funds or any other obligations of Escrow Agent hereunder, or if at any time Escrow Agent is unable to determine, to Escrow Agent's sole satisfaction, the proper disposition of any portion of the Escrow Funds or Escrow Agent's proper actions with respect to its obligations hereunder, or if Consultant and Issuer have not within 30 days of the furnishing by Escrow Agent of a notice of resignation pursuant to Section 7 hereof appointed a successor Escrow Agent to act hereunder, then Escrow Agent may, in its sole discretion, take either or both of the following actions:

               a.   suspend the performance of any of its
        obligations under this Escrow Agreement until such dispute or uncertainty shall be resolved to the sole satisfaction of Escrow Agent or until a successor Escrow Agent shall have been appointed (as the case may be); and/or

               b. petition (by means of an interpleader action or any other appropriate method) any court of competent jurisdiction in Atlanta, Georgia, for instructions with respect to such dispute or uncertainty, and pay into such court all funds held by it for holding and disposition in accordance with the instructions of such court.

        Escrow Agent shall have no liability to Consultant, Issuer, any Subscriber or any other person with respect to any such suspension of performance or disbursement into court, specifically including any liability or claimed liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the disbursement of funds held in the Escrow Funds or any delay in or with respect to any other action required or requested of Escrow Agent.

               6.   Investment of Funds.   Escrow Agent shall not
        invest or reinvest the Escrow Funds. The parties to this Escrow Agreement acknowledge that no interest shall accrue or be paid with respect to the Escrow Funds.

               7. Resignation and Removal of Escrow Agent. Escrow Agent may resign from the performance of its duties hereunder at any time by giving ten (10) days' prior written notice to Consultant and Issuer or may be removed, with or without cause, by Consultant and Issuer, acting jointly in writing, at any time by the give of ten (10) days' prior written notice to Escrow Agent. Such resignation or removal shall take effect upon the appointment of a successor Escrow Agent as provided hereinbelow. Upon any such notice of resignation or removal, Consultant and Issuer jointly shall appoint a successor Escrow Agent hereunder, which shall be a commercial bank, trust company or other financial institution with a combined capital and surplus in excess of $10,000,000. Upon the acceptance in writing of any appointment as Escrow Agent hereunder by a successor
        Escrow Agent, such successor Escrow Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Escrow Agent, and the retiring Escrow Agent shall be discharged from its duties and obligations under this Escrow Agreement, but shall not be discharged from any liability for actions taken as escrow agent hereunder prior to such succession. After any retiring Escrow Agent's resignation or removal, the provisions of this Escrow Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Escrow Agent under this Escrow Agreement.

               8.   Liability of Escrow Agent.

               a.   Escrow Agent shall have no liability or
        obligation with respect to the Escrow Funds except for Escrow Agent's willful misconduct or gross negligence. Escrow Agent's sole responsibility shall be for the safekeeping and disbursement of the Escrow Funds in accordance with the terms of this Escrow Agreement.
        Escrow Agent shall have no implied duties or obligations and shall not be charged with knowledge or notice of any fact or circumstance not specifically set forth herein. Escrow Agent may rely upon any instrument, whether bearing original, conformed or facsimile signatures, not only as to its due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained therein which Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by the person or parties purporting to sign the same and to conform to the provisions of this Escrow Agreement. In no event shall Escrow Agent be liable for incidental, indirect, special, consequential or punitive damages. Escrow Agent shall not be obligated to take any legal action or commence any proceeding in connection with the Escrow Funds or any account in which Escrow Funds are deposited or this Escrow Agreement, or to appear in, prosecute or defend any such legal action or proceeding. Without limiting the generality of the foregoing, Escrow Agent shall not be responsible for or required to enforce any of the terms or conditions of any subscription agreement with any Subscriber or any other agreement between Issuer, Consultant and/or any Subscriber. Escrow Agent shall not be responsible or liable in any manner for the performance by Issuer or any Subscriber of their respective obligations under any subscription agreement nor shall Escrow Agent be responsible or liable in any manner for the failure of Issuer, Consultant or any third party (including any Subscriber) to honor any of the provisions of this Escrow Agreement. Escrow Agent may consult legal counsel selected by it in the event of any dispute or question as to the construction of any of the provisions hereof or of any other agreement or of its duties hereunder, and shall incur no liability and shall be fully indemnified from any liability whatsoever in acting in accordance with the opinion or instruction of such counsel. Issuer shall promptly pay, upon demand, the reasonable fees and expenses of any such counsel.

               b. The Escrow Agent is authorized, in its sole discretion, to comply with orders issued or process entered by any court with respect to the Escrow Funds, without determination by the Escrow Agent of such court's jurisdiction in the matter. If any portion of the Escrow Funds is at any time attached, garnished or levied upon under any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in case any order, judgment or decree shall be made or entered by any court affecting such property or any part thereof, then and in any such event, the Escrow Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment or decree which it is advised by legal counsel selected by it is binding upon it without the need for appeal or other action; and if the Escrow Agent complies with any such order, writ, judgment or decree, it shall not be liable to any of the parties hereto or to any other person or entity by reason of such compliance even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

               9. Indemnification of Escrow Agent.From and at all times after the date of this Escrow Agreement, Issuer and each Subscriber (each an "Indemnifying Party") shall, severally and not jointly, to the fullest extent permitted by law, indemnify and hold harmless the Escrow Agent and each director, officer, employee, attorney, agent and affiliate of Escrow Agent (collectively, the "Indemnified Parties") against any and all actions, claims (whether or not valid), losses, damages, liabilities, costs and expenses of any kind or nature whatsoever (including without limitation reasonable attorneys' fees, costs and expenses) incurred by or asserted against any of the Indemnified Parties from and after the date hereof, whether direct, indirect or consequential, as a result of or arising from or in any way relating to any claim, demand, suit, action or proceeding (including any inquiry or investigation) by any person, including without limitation Issuer or Consultant, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any person under any statute or regulation, including, but not limited to, any federal or state securities laws, or under any common law or equitable cause or otherwise, arising from or in connection with the negotiation, preparation, execution, performance or failure of performance of this Escrow Agreement or any transactions contemplated herein, whether or not any such Indemnified Party is a party to any such action, proceeding, suit or the target of any such inquiry or investigation; provided, however, that no Indemnified Party shall have the right to be indemnified hereunder for any liability finally determined by a court of competent jurisdiction, subject to no further appeal, to have resulted solely from the gross negligence or willful misconduct of such Indemnified Party. If any such action or claim shall be brought or asserted against any Indemnified Party, such Indemnified Party shall promptly notify the Indemnifying Party in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel and the payment of all expenses. Such Indemnified Party shall, in its sole discretion, have the right to employ separate counsel (who may be selected by such Indemnified Party in its sole discretion) in any such action and to participate in the defense thereof, and the fees and expenses of such counsel shall be paid by such Indemnified Party, except that the Indemnifying Party shall be required to pay such fees and expenses if (a) the Indemnifying Party agrees to pay such fees and expenses, (b) the Indemnifying Party shall fail to assume the defense of such action or proceeding or shall fail, in the reasonable discretion of such Indemnified Party, to employ counsel satisfactory to the Indemnified Party in any such action or proceeding, (c) the Indemnifying Party is the plaintiff in any such action or proceeding, or (d) the named parties to any such action or proceeding (including any impleaded parties) include both Indemnified Party and the Indemnifying Party, and Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to Issuer. The Indemnifying Party shall be liable to pay fees and expenses of counsel pursuant to the preceding sentence. All such fees and expenses payable by the Indemnifying Party pursuant to the foregoing sentence shall be paid from time to time as incurred, both in advance of and after the final disposition of such action or claim. The obligations of each Indemnifying Party under this Section 9 shall survive any termination of this Escrow Agreement and the resignation or removal of Escrow Agent.

               10.  Compensation to Escrow Agent.

               a. Fees and Expenses.Consultant shall compensate Escrow Agent for its services hereunder by making the payment set forth on Exhibit C attached hereto. The obligations of Consultant under this Section 10 shall survive any termination of this Escrow Agreement and the resignation or removal of Escrow Agent.

               b. Disbursements from Escrow Funds to Pay Escrow Agent. The Escrow Agent is authorized to and may disburse from time to time, to itself or to any Indemnified Party from the Escrow Funds (to the extent of Consultant's rights thereto), the amount of any compensation and reimbursement of out-of-pocket expenses due and payable hereunder (including the amount set forth on Exhibit C and any amount to which Escrow Agent or any Indemnified Party is entitled to seek indemnification pursuant to Section 9 hereof). Escrow Agent shall notify Issuer of any disbursement from the Escrow Funds to itself or to any Indemnified Party in respect of any compensation or reimbursement hereunder and shall furnish to Issuer copies of all related invoices and other statements.

               c. Security and Offset. Consultant hereby grants to Escrow Agent and the Indemnified Parties a security interest in and lien upon the Escrow Funds (to the extent of Consultant's rights thereto) to secure all obligations hereunder, and Escrow Agent and the Indemnified Parties shall have the right to offset the amount of any compensation or reimbursement due any of them hereunder (including any claim for indemnification pursuant to Section 9 hereof) against the Escrow Funds (to the extent of Issuer's rights thereto). If for any reason the Escrow Funds available to Escrow Agent and the Indemnified Parties pursuant to such security interest or right of offset are insufficient to cover such compensation and reimbursement, Consultant shall promptly pay such amounts to Escrow Agent and the Indemnified Parties upon receipt of an itemized invoice.

               d. Payment of J.P. Carey Enterprises, Inc. Monies. It is understood that Consultant is due a fee of One Hundred and Twenty Thousand Dollars ($120,000.00 U.S.)
        (the "Fee"). The parties hereto agree that, upon completion of the Offering, Escrow Agent shall remit via wire transfer to the parties designated by Consultant the Fee after first retaining and disbursing to itself from the Fee legal fees and expenses previously billed to Consultant by NMRS. Issuer shall have no obligation or liability for any fees due to NMRS.

               11.  Representations and Warranties; Legal Opinions.


               a. Issuer makes the following representations and warranties to Escrow Agent:

                    (1)  Issuer is a corporation duly organized,
        validly existing, and in good standing under the laws of the State of California, and has full power and authority to execute and deliver this Escrow Agreement and to perform its obligations hereunder.

                    (2)  This Escrow Agreement has been duly
        approved by all necessary corporate action of Issuer, including any necessary shareholder approval, has been executed by duly authorized officers of Issuer, and constitutes a valid and binding agreement of Issuer, enforceable in accordance with its terms.

                    (3) The execution, delivery, and performance by Issuer of this Escrow Agreement will not violate, conflict with, or cause a default under the certificate of incorporation or bylaws of Issuer, any applicable law or regulation, any court order or administrative ruling or decree to which Issuer is a party or any of its property is subject, or any agreement, contract, indenture, or other binding arrangement to which Issuer is a party or any of its property is subject.

                    (4) No party other than the parties hereto and the prospective Subscribers have, or shall have, any lien, claim or security interest in the Escrow Funds or any part thereof. No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Funds or any part thereof.

                    (5) Issuer hereby acknowledges that the status of Escrow Agent is that of agent only for the limited purposes set forth herein, and hereby represents and covenants that no representation or implication shall be made that the Escrow Agent has investigated the desirability or advisability of investment in the Shares or has approved, endorsed or passed upon the merits of the investment therein and that the name of the Escrow Agent has not and shall not be used in any manner in connection with the offer or sale of the Shares other than to state that the Escrow Agent has agreed to serve as escrow agent for the limited purposes set forth herein.

                    (6) All of the representations and warranties of Issuer contained herein are true and complete as of the date hereof and will be true and complete at the time of any deposit to or disbursement from the Escrow Funds.

               b.   Each Subscriber makes the following
        representations and warranties to Escrow Agent:

                    (1) Subscriber has full power and authority to execute and deliver this Escrow Agreement and to perform its obligations hereunder.

                    (2)  This Escrow Agreement has been duly
        approved by all necessary action of Subscriber, including any necessary shareholder approval, has been executed by persons duly authorized by Subscriber, and constitutes a valid and binding agreement of Subscriber, enforceable in accordance with its terms.

                    (3) The execution, delivery, and performance by Subscriber of this Escrow Agreement will not violate, conflict with, or cause a default under the organizational or governing documents of Subscriber, any applicable law or regulation, any court order or administrative ruling or decree to which Subscriber is a party or any of its property is subject, or any agreement, contract, indenture, or other binding arrangement to which Subscriber is a party or any of its property is subject.

                    (4)  Subscriber hereby acknowledges that the
        status of Escrow Agent is that of agent only for the limited purposes set forth herein, and hereby represents and covenants that no representation or implication shall be made that the Escrow Agent has investigated the desirability or advisability of investment in the Shares or has approved, endorsed or passed upon the merits of the investment therein and that the name of the Escrow Agent has not and shall not be used in any manner in connection with the offer or sale of the Shares other than to state that the Escrow Agent has agreed to serve as escrow agent for the limited purposes set forth herein.

                    (5) All of the representations and warranties of Subscriber contained herein are true and complete as of the date hereof and will be true and complete at the time of any deposit to or disbursement from the Escrow Funds.

               c. Consultant makes the following representations and warranties to Escrow Agent:

                    (1) Consultant is a corporation duly organized, validly existing, and in good standing under the laws of the State of Georgia, and has full power and authority to execute and deliver this Escrow Agreement and to perform its obligations hereunder;

                    (2)  This Escrow Agreement has been duly
        approved by all necessary corporate action of Consultant, has been executed by duly authorized officers of Consultant, and constitutes a valid and binding agreement of Consultant, enforceable in accordance with its terms.

                    (3) The execution, delivery, and performance by Consultant of this Escrow Agreement will not violate, conflict with, or cause a default under the articles of incorporation or bylaws of Consultant, any applicable law, regulation or license, any court order or administrative ruling or decree to which Consultant is a party or any of its property is subject, party or any of its property is subject.

                    (4) The deposit with Escrow Agent by Consultant of Cash Investment Instruments pursuant to Section 3 hereof shall be deemed a representation and warranty by Consultant that such Cash Investment Instrument represents a bona fide sale to the Subscriber described therein of the amount of Preferred Stock set forth therein, subject to and in accordance with the terms of the Offering Document.

                    (5)  Consultant hereby acknowledges that the
        status of Escrow Agent hereunder is that of agent only for the limited purposes set forth herein, and hereby represents and covenants that no representation or implication shall be made that the Escrow Agent has investigated the desirability or advisability of investment in the Debentures or has approved, endorsed or passed upon the merits of the investment therein and that the name of the Escrow Agent has not and shall not be used in any manner in connection with the offer or sale of the Preferred Stock other than to state that the Escrow Agent has agreed to serve as escrow agent for the limited purposes set forth herein.

                    (6) All of the representations and warranties of Consultant contained herein are true and complete as of the date hereof and will be true and complete at the time of any deposit to or disbursement from the Escrow Funds.

               12. Consent to Jurisdiction and Venue.In the event that any party hereto commences a lawsuit or other proceeding relating to or arising from this Agreement, the parties hereto agree that the United States District Court for the Northern District of Georgia shall have the sole and exclusive jurisdiction over any such proceeding. If all such courts lack federal subject matter jurisdiction, the parties agree that the Superior Court Division of Fulton County shall have sole and exclusive jurisdiction. Any of these courts shall be proper venue for any such lawsuit or judicial proceeding and the parties hereto waive any objection to such venue. The parties hereto consent to and agree to submit to the jurisdiction of any of the courts specified herein and agree to accept service or process to vest personal jurisdiction over them in any of these courts.

               13. Notice. All notices and other communications hereunder shall be in writing and shall be deemed to have been validly served, given or delivered five (5) days after deposit in the United States mails, by certified mail with return receipt requested and postage prepaid, when delivered personally, one (1) day after delivery to any overnight courier, or when transmitted by facsimile transmission facilities, and addressed to the party to be notified as follows:

        If to Issuer at:          Spintek Gaming Technologies, Inc.
                                  901 Grier Drive, Suite B
                                  Las Vegas, Nevada  89129
                                  ATTN: Gary L. Coulter, CEO
                                  Facsimile Number:  (702) 263-3680

        If to Consultant at:      J.P. Carey Enterprises, Inc.
                                  Atlanta Financial Center,
                                  Suite 500
                                  3343 Peachtree Rd., N.E.
                                  Atlanta, Georgia  30326
                                  ATTN: Mr. Joseph Canouse
                                  Facsimile Number:  (404) 816-6268

        If to the Escrow Agent at:Nelson Mullins Riley & Scarborough,
                                  Escrow Agent
                                  First Union Plaza, Suite 1400
                                  999 Peachtree Street, N.E.
                                  Atlanta, Georgia  30309
                                  ATTN:  Steven A. Cunningham, Esq.
                                  Facsimile Number: (404) 817-6050

        or to such other address as each party may designate for itself by like notice.

               14. Amendment or Waiver. This Escrow Agreement may be changed, waived, discharged or terminated only by a writing signed by Consultant, Issuer, Subscribers and Escrow Agent. No delay or omission by any party in exercising any right with respect hereto shall operate as a waiver. A waiver on any one occasion shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion.

               15. Severability. To the extent any provision of this Escrow Agreement is prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Escrow Agreement.

               16. Governing Law. This Escrow Agreement shall be construed and interpreted in accordance with the internal laws of the State of Georgia without giving effect to the principles or rules governing conflict of laws.

               17. Entire Agreement. This Escrow Agreement constitutes the entire agreement among the parties relating to the acceptance, collection, holding, investment and disbursement of the Escrow Funds and sets forth in their entirety the obligations and duties of the Escrow Agent with respect to the Escrow Funds.

               18. Binding Effect. All of the terms of this Escrow Agreement, as amended from time to time, shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of Consultant, Issuer, Subscribers and Escrow Agent.

               19.  Execution in Counterparts.  This Escrow
        Agreement may be executed in two or more counterparts, which when so executed shall constitute one and the same agreement.

               20.  Termination.   Upon the first to occur of the
        disbursement of all amounts in the Escrow funds or deposit of all amounts in the Escrow Funds into court pursuant to
        Section 5 hereof, this Escrow Agreement shall terminate and Escrow Agent shall have no further obligation or liability whatsoever with respect to this Escrow Agreement or the Escrow Funds.

               21. Dealings. The Escrow Agent and any stockholder, director, officer or employee of the Escrow Agent may buy, sell, and deal in any of the securities of the Issuer and become pecuniarily interested in any transaction in which the Issuer may be interested, and contract and lend money to the Issuer and otherwise act as fully and freely as though it were not Escrow Agent under this Agreement. Nothing herein shall preclude the Escrow Agent from acting in any other capacity for the Consultant or any other person or entity.


                       [signature pages follow]

               IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be executed under seal as of the date first above written.

        ISSUER:          SPINTEK GAMING TECHNOLOGIES, INC.

                         By:/s/ GARY L. COULTER
                         Title: Chairman



        CONSULTANT:      J.P. CAREY ENTERPRISES, INC.

                         By:/s/ JOSEPH CANOUSE
                         Title: President



        SUBSCRIBERS:     [Each Subscriber Must Execute a Separate
                         Signature Page]


        ESCROW AGENT:    NELSON MULLINS RILEY & SCARBOROUGH, L.L.P.
                         as Escrow Agent

                         By:/s/ STEVEN CUNNINGHAM
                         Title: Partner



                        SUBSCRIBER'S SIGNATURE PAGE



        Name of Subscriber:


        RBB Bank Aktiengesellschaft (as agent for its clients)


        Address of Subscriber:

              Burgring 16

              8010 Graz

              Austria




        By: /s/ HERBERT STRAUSS

        Title: Headtrader

                                 EXHIBIT A


                             List of Subscribers



                                 EXHIBIT B


                           Subscription Agreements


                                 EXHIBIT C

                       Fees Payable to Escrow Agent

                                  $2,500